                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 15, 2001


                                Chinawe.com Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       California                     000-29169                  95-462785
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


c/o Hartman & Craven LLP, 460 Park Avenue, New York, New York          10022
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 753-7500

                         NEO MODERN ENTERTAINMENT CORP.
        442 N. La Cienega Boulevard, Suite 206, West Hollywood, CA 90048
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated March 15, 2001 on Form 8-K as set forth in the pages attached hereto:

Item.7 Financial Statements and Exhibits.

(a) Financial statements of the business acquired.

                                                                       Page
                                                                       ----
Independent Auditors' Report                                           F-2

Financial Statements and Notes:

         Consolidated Balance Sheets as of
           December 31, 2000;                                          F-3

         Consolidated Statements of Operations for the
           years ended December 31, 2000 and 1999;                     F-4

         Consolidated Statements of Shareholders' Deficit
           and Comprehensive Loss for the years
           ended December 31, 2000 and 1999;                           F-5

         Consolidated Statements of Cash Flows for the
           years ended December 31, 2000 and 1999; and                 F-6

         Notes to Consolidated Financial Statements for the
           years ended December 31, 2000 and 1999.                     F-7

(b)  Proforma financial statements.

         The Registrant believes that all required pro forma information has been provided as the acquisition of Chinawe.com Inc. by NEO MODERN ENTERTAINMENT CORP. constitutes the reverse acquisition of a public shell containing no assets or liabilities. The historical financial statements for Chinawe.com Inc. included in this filing constitute the pro forma financial statements of the acquired company for the preceding year. The financial statements filed with the Registrant's Form 10-QSB for the period ended March 31, 2001 constitute the pro forma information for the three months ended March 31, 2001 and 2000, and as the transaction was consummated prior to March 31, 2001, the March 31, 2001 balance sheet contained in the Registrant's Form 10-QSB reflects the post-acquisition status of the Registrant.

                                CHINAWE.COM INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2000 AND 1999

              [Horwath Gelfond Hochstadt Pangburn, P.C. Letterhead]



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
CHINAWE.COM INC.

We have audited the accompanying consolidated balance sheet of Chinawe.com Inc. and subsidiaries as of December 31, 2000, and the related consolidated/combined statements of operations, shareholders' deficit and comprehensive loss, and cash flows for each of the years in the two-year period ended December 31, 2000. These combined/consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated/combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated/combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated/combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated/combined financial statements referred to above present fairly, in all material respects, the financial position of Chinawe.com Inc. and subsidiaries as of December 31, 2000, and the results of their operations and cash flows for each of the years in the two-year period ended December 31, 2000, in conformity with generally accepted accounting principles.



/s/ Horwath Gelfond Hochstadt Pangburn, P.C.

HORWATH GELFOND HOCHSTADT PANGBURN, P.C.
Denver, Colorado
April 6 , 2001

                                CHINAWE.COM INC.

                           CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 2000
                                    (NOTE 2)


                                              NOTE        RMB             US$
                                                      ----------      --------
ASSETS
Current assets:
   Cash and cash equivalents                             966,821       116,794
   Accounts receivable                                    36,642         4,426
   Deposits                                            2,495,403       301,451
   Other current assets                                  205,071        24,772
                                                      ----------      --------
      Total current assets                             3,703,937       447,443
                                                      ----------      --------
Property, plant and equipment                   4        122,341        14,779
                                                      ----------      --------
   TOTAL ASSETS                                        3,826,278       462,222
                                                      ==========      ========

LIABILITIES AND SHAREHOLDERS' DEFICIT
   Current liabilities:
   Accounts payable                                       93,063        11,242
   Accrued expenses and other                            501,828        60,622
   Customer deposits                                   1,579,303       190,783
   Convertible loan                             5      1,602,194       193,548
   Advances from related parties                6      1,390,922       168,027
                                                      ----------      --------
   Total liabilities (all current)                     5,167,310       624,222
                                                      ----------      --------
   Shareholders' deficit:
   Common stock, US$0.001 par value,
    authorized 75,000 shares; 10,000 shares
   issued and outstanding                                     80            10
   Capital in excess of par                                  722            90
   Accumulated deficit                                (1,327,290)     (160,343)
   Accumulated other comprehensive
    loss                                                 (14,544)       (1,757)
                                                      ----------      --------
   Total shareholders' deficit                        (1,341,032)     (162,000)
                                                      ----------      --------
   TOTAL LIABILITIES AND
    SHAREHOLDERS' DEFICIT                              3,826,278       462,222
                                                      ==========      ========

See notes to the consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999
                                    (NOTE 2)


                               NOTE              2000                1999
                                          ---------------------   ----------
                                              RMB        US$          RMB
                                          ----------   --------   ----------

Membership fee income                      1,819,927    219,851      496,429

Administrative and general
 expenses                                 (2,984,229)  (360,501)  (2,485,819)
                                          ----------   --------   ----------

Loss from operations                      (1,164,302)  (140,650)  (1,989,390)

Other income                                 112,714     13,616        3,307
                                          ----------   --------   ----------

Loss before income taxes                  (1,051,588)  (127,034)  (1,986,083)

Income taxes                     7                 -          -            -
                                          ----------   --------   ----------

Net loss                                  (1,051,588)  (127,034)  (1,986,083)
                                          ==========   ========   ==========















See notes to the consolidated financial statements.

              CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT AND
                               COMPREHENSIVE LOSS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999
                                    (NOTE 2)

                                                         Capital                             Accumulated
                                                         in                                  other             Total
                                                         excess of         Accumulated       comprehensive     shareholders'
                                       Capital           par               deficit           loss              deficit
                                       RMB               RMB               RMB               RMB               RMB
                                       ---------------   ---------------   ---------------   ---------------   ---------------
Balances, January 1, 1999                      100,107                            (857,958)                -          (757,851)
Capital contributions                          900,802                                   -                 -           900,802
Comprehensive loss:
   Net loss for the year ended
    December 31, 1999                                -                          (1,986,083)                -        (1,986,083)
   Currency translation adjustments                                    -                 -             2,230             2,230
                                       ---------------   ---------------   ---------------   ---------------   ---------------

      Total comprehensive loss                                                                                      (1,983,853)
                                                                                                               ---------------

Balances, December 31, 1999                  1,000,909                          (2,844,041)            2,230        (1,840,902)
Capital adjustments resulting from
 acquisition of predecessor companies       (1,000,829)                          2,568,339            (2,230)        1,565,280
Capital contribution                                 -               722                 -                 -               722
Comprehensive loss:
   Net loss for the year ended
    December 31, 2000                                -                          (1,051,588)                -        (1,051,588)
   Currency translation adjustments                  -                 -                             (14,544)          (14,544)
                                       ---------------   ---------------   ---------------   ---------------   ---------------

      Total comprehensive loss                                                                                      (1,066,132)
                                                                                                               ----------------

Balances, December 31, 2000                         80               722        (1,327,290)          (14,544)       (1,341,032))
                                       ===============   ===============   ===============   ===============   ================

Balances, December 31, 2000, US$                    10                90         (160,343)           (1,757)         (162,000)
                                       ===============   ===============   ===============   ===============   ===============


See notes to the consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                    (NOTE 2)

                                                                    2000                1999
                                                         -------------------------   ----------
                                                             RMB            US$          RMB
                                                         ----------      ---------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                              (1,051,588)      (127,034)  (1,986,083)
   Adjustments to reconcile net loss to net cash
    used in operating activities:
   Depreciation                                              19,893          2,403       95,997
   Non-current asset adjustment on consolidation (Note 2)    44,558          5,382            -
   Changes in operating assets and liabilities,
    net of effects of acquisition:
   Increase in accounts receivable                           (4,000)          (483)     (30,392)
   Increase in other current assets                        (149,061)       (18,007)      (2,618)
   Increase in deposits                                  (2,495,403)      (301,451)           -
   Increase in accounts payable                              51,479          6,219       41,584
   Increase in accrued expenses and other                   186,977         22,587      213,171
   Increase in customer deposits                          1,037,959        125,388      347,510
                                                         ----------      ---------   ----------

   NET CASH USED IN OPERATING ACTIVITIES                 (2,359,186)      (284,996)  (1,320,831)
                                                         ----------      ---------   ----------
   CASH FLOWS FROM INVESTING ACTIVITIES:

   Purchase of plant and equipment                         (142,238)       (17,183)     (71,032)
                                                         ----------      ---------   ----------

   Net cash used in investing activities                   (142,238)       (17,183)     (71,032)
                                                         ----------      ---------   ----------

   Cash flows from financing activities:
   Increase in convertible loan                           1,602,194        193,548            -
   Increase in advances from related parties (Note 6)     5,435,660        656,640    1,505,232
   Repayments to related parties (Note 6)                (6,274,251)      (757,943)           -
   Capital contributions                                          -              -      900,000
   Issuance of common stock                                       -              -          801
   Issuance of common stock by subsidiary                 2,220,998        268,301            -
   Cash paid to acquire subsidiaries                       (561,853)       (67,873)           -
                                                         ----------      ---------   ----------

   Net cash provided by financing activities              2,422,748        292,673    2,406,033
                                                         ----------      ---------   ----------

   Net increase (decrease) in cash and cash equivalents     (78,676)        (9,506)   1,014,170

   Cash and cash equivalents, beginning                   1,054,236        127,016       37,836

   Effect of exchange rate on cash                           (8,739)          (716)       2,230
                                                         ----------      ---------   ----------

   Cash and cash equivalents, ending                        966,821        116,794    1,054,236
                                                         ==========      =========   ==========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

In March 2000, the company purchased all of the Capital Stock of WIT (HK) for US$67,873 (RMB561,853). In conjunction with the acquisition, liabilities were assumed as follows:
                                                     RMB         US$
                                                     ---         ---
Fair value of assets acquired                     1,775,515    214,486
Cash paid for capital stock                        (561,853)   (67,873)
                                                  ---------    -------

Liabilities assumed                               1,213,662    146,613
                                                  =========    =======

See notes to the consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

1.       BACKGROUND

         Chinawe.com Inc. ("Chinawe" or "the Company") was incorporated in the State of Delaware on June 27, 2000 with an authorized share capital of 75,000 shares of common stock with a par value of US$0.001 each. In November 2000, 10,000 shares of common stock were issued which resulted in net proceeds to the Company of US$100 (RMB802).

         Officeway Technology Limited ("Officeway") was incorporated in the British Virgin Islands on December 8, 1999 with an authorized share capital of 50,000 shares of common stock with a par value of US$1.00 each. In December 1999, 100 shares of common stock were issued resulting in net proceeds to the company of US$100 (RMB802).

         On March 15, 2000, Officeway acquired 100% of the issued share capital of Welcon Info-Tech Limited ("WIT(HK)") (Note 3) which was incorporated in Hong Kong on June 6, 1997 with an authorized and issued share capital of 100 shares of common stock with a par value of RMB1.06 each. WIT(HK) is engaged in the provision of services to subscribers for the production of website image and business to business e-marketplace for small to medium business.

         On March 20, 2000, WIT(HK) entered into an agreement with Guangzhou Welcon Info-Tech Limited (the "PRC party") to set up a Sino-foreign co-operative joint venture in Guangzhou of the People's Republic of China (the "PRC") under the name Welcon Info-Tech Limited ("WIT(GZ)") for a period of 10 years.

         The PRC party was registered in Guangzhou in the PRC on March 23, 1998 and is controlled by a shareholder of the Company. It is principally engaged in the provision of services to subscribers for the development of computer software and networking, website design, technical consulting and business to business e-marketplace for small to medium business.

         The total registered capital of WIT(GZ) is RMB1,056,412, which was contributed by WIT(HK). The PRC party is to provide premises, facilities and licensing agreements for an annual service fee of RMB100,000. All profits or losses net of service fees from the co-operative joint venture are to be allocated to WIT(HK).

         On November 8, 2000, all the shareholders of Officeway contributed their shares of Company stock to Chinawe, thereby making Officeway a wholly owned subsidiary of the Company. On October 18, 2000, the shareholders of the Company formed Gonet Associates Limited ("Gonet"), a British Virgin Islands Corporation. On October 29, 2000, Gonet issued all of its shares of stock to the shareholders of Chinawe in the same ownership percentage, as they owned in Chinawe. The shareholders then contributed all of their shares in Chinawe to Gonet as a capital contribution, making Gonet the sole shareholder of Chinawe.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      Basis of presentation

                  The accompanying financial statements present the financial position of the Company, WIT (HK) and WIT (GZ) as of December 31, 2000, and the results of their operations and cash flows for the years ended December 31, 2000 and 1999. Prior to March 15, 2000, the Company, WIT (HK), and WIT (GZ) combined, represented the predecessor operations of the Company. Subsequent to March 15, 2000, the accompanying financial statements present the financial position, results of operations and cash flows of the Company and its subsidiaries WIT (HK) and WIT (GZ) on a consolidated basis. Shareholders' deficit has been adjusted, effective March 15, 2000 to reflect the shareholders' deficit of the Company on a consolidated basis. Prior to that date, shareholders' deficit represents the combined shareholders' deficit of the individual companies which were parties to the acquisitions discussed in Note 3. All inter-company accounts and transactions have been eliminated in combination and consolidation.

         (b)      Cash and cash equivalents

                  Cash and cash equivalents include cash on hand and deposits with banks with an original maturity of three months or less.

         (c)      Property, plant and equipment

                  Property, plant and equipment which consist of computer equipment and leasehold improvement, are stated at cost less accumulated depreciation.

                  Depreciation is calculated on a straight line basis to write off the cost of each asset over its estimated useful life. The annual rate used for computer equipment and leasehold improvement is 30% and 50% respectively.

         (d)      Translation of foreign currencies

                  Monetary items denominated in foreign currencies are translated into Renminbi at the rate of exchange in effect at the balance sheet date. Non-monetary items denominated in foreign currencies are translated into Renminbi at the approximate rate of exchange in effect at the translation date. Any revenue or expense resulting from a transaction made in a foreign currency is translated into Renminbi at the approximate rate of exchange in effect on the date of the transaction. Foreign exchange gains or losses resulting from the translation or settlement of a monetary item in a foreign currency are included in the determination of net earnings.

                  Translation of amounts from RMB into US$ for the convenience of the reader has been made at the Exchange Rate on December 31, 2000 and December 31, 1999 of US$1.00 = RMB8.2780 and
                  US$1.00 = RMB8.30 respectively. No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at that rate on December 31, 2000 and December 31, 1999 or at any other date.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         (e)      Income taxes

                  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

         (f)      Revenue recognition

                  Subscription and service income receivable from members is recognized over the period of subscription and to the extent of services rendered in accordance with the terms of subscription and membership agreements.

         (g)      Use of estimates

                  The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (h)      Comprehensive income

                  The Company adopted SFAS No. 130, "Reporting Comprehensive Income", on January 1, 1998. SFAS No. 130 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. SFAS No. 130 defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statements that is presented with the same prominence as other financial statements. The Company's only current component of comprehensive income are foreign currency translation adjustments.

         (i)      Recently issued accounting pronouncements

                  In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" This statement, as amended, is effective for fiscal years beginning after June 15, 2000. The Company currently does not have any derivative instruments nor is it engaged in hedging activities, thus the Company does not believe implementation of SFAS No. 133 will have a material impact on its financial statements presentation or disclosures.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  In December 1999, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 101, Revenue Recognition in Financial Statements. SAB No. 101, as amended by SAB No. 101A and SAB 101B, is effective no later than the fourth quarter of fiscal years beginning after December 15, 1999. SAB No. 101 provides the staff's views in applying general accepted accounting principles to selected revenue recognition issues. Currently, the Company believes that it complies with the accounting and disclosure described in SAB No. 101; therefore, management believes that SAB No. 101 will not impact the Company's financial statements.

         (j)      Risk considerations

                  (i) As a majority of the Company's operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with investments in equity securities of North American and Western European companies. The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for the past several years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social life. There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective.

                  (ii) The Company expects that substantially all of its revenues will be denominated in RMB. A portion of such revenues will need to be converted into other currencies to meet foreign currency obligations such as payment of any dividends declared. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require PRC government approval. No assurance can be given that the operating subsidiaries within the Company will continue to be able to convert sufficient amounts of foreign currencies in the PRC's foreign exchange markets in the future for payment of dividends.

3.       ACQUISITION OF WIT(HK) AND WIT(GZ)

         Effective March 15, 2000, the Company acquired the business of WIT (HK) for US$67,873 (RMB561,853). On March 20, 2000, WIT(HK) acquired the business of the PRC party by forming the joint venture, WIT(GZ). The acquisitions were accounted for as purchases, and the results of WIT(HK)'s and WIT(GZ)'s operations are included in the Company's 2000 consolidated statement of operations from date of acquisition. The purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. The purchase price equalled the carrying values of the net assets acquired.

4.       PROPERTY, PLANT AND EQUIPMENT


                                                        RMB         US$
                                                     ---------    -------
         At cost,
         Computer equipment                            103,330     12,483
         Leasehold improvement                          38,904      4,699
                                                     ---------    -------

                                                       142,234     17,182

         Accumulated depreciation                       19,893      2,403
                                                     ---------    -------

                                                       122,341     14,779
                                                     =========    =======

5.       CONVERTIBLE LOAN

         On August 26, 2000, the Company entered into an agreement with a third party whereby the third party provided financial support to the Company by way of a loan of HK$1,500,000 (RMB1,602,194) to support the Company's proposed restructuring activity. The loan is convertible into 6.37% of the shares of the listed company upon completion of the acquisition and restructuring. (Note 8) The convertible loan is provided interest free and is unsecured.

6.       RELATED PARTY TRANSACTIONS

         The balances with related parties are as follows:


                                                        RMB         US$
                                                     ---------    -------

         Advances from related parties:
            Shareholders                             1,362,237    164,562
            PRC party                                   28,685      3,465
                                                     ---------    -------

                                                     1,390,922    168,027
                                                     =========    =======

         All balances with related parties are unsecured, interest free and payable on demand. During the years ended December 31, 2000 and 1999, the Company received advances from related parties of RMB5,435,660 and RMB1,505,232, respectively. In addition, during the years ended December 31, 2000 and 1999, the Company repaid advances of RMB6,265,736 and RMB NIL, respectively.

         During the year ended December 31, 2000, the Company advanced RMB8,515 to a related party. Such amount remained outstanding as at December 31, 2000.

         The Company occupied office space in a building leased by an affiliate of the Company. Rent expense for each of the years ended December 31, 2000 and 1999 was approximately RMB128,400.

7.       INCOME TAXES

         It is management's intention to reinvest all the income attributable to the Company earned by its operations outside the United States. Accordingly, no U.S. corporate income taxes will be provided in these financial statements.

         The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

         Under the current laws of the British Virgin Islands (the "BVI"), dividends and capital gains arising from the Company's investments in the BVI are not subject to income taxes and no withholding tax is imposed on payments of dividends to the Company.

         Companies that carry on business and derive income in Hong Kong are subject to Hong Kong profits tax at 16%. Companies that carry on business and derive income in the PRC are subject to national income tax at 30% and local income tax at 3%.

         No income taxes have been provided for WIT(HK) as it incurred tax losses during 2000 and 1999. Losses of WIT(HK) can be carried forward to offset future taxable income for an indefinite period. No income taxes have been provided for WIT(GZ) as it began operating in March 2000. No income taxes have been provided for WIT(GZ) as it has incurred losses since it began operating in March 2000. Losses of WIT(GZ) can be carried forward to offset future taxable income (if any) for a period of five years.

         The reconciliation between the effective tax rate and the statutory U.S. federal income tax rate is as follows:

                                                        2000             1999
                                                        ----             ----
                                                % of Pre-tax     % of Pre-tax
                                                      income           income

         U.S. federal income tax rate                     34               34
         Operating losses                                (34)             (34)
                                                ------------     ------------

                                                           -                -
                                                ============     ============

         At December 31, 2000, the Company's deferred tax assets are as follows:

                                                           RMB              US$

         Hong Kong operating loss carry forward        254,647           30,762
         PRC operating loss carry forward              162,401           19,618
         Deferred tax assets valuation allowance      (417,048)         (50,380)
                                                  ------------     ------------

         Net deferred tax assets                             -                -
                                                  ============     ============

         Management has provided a full allowance for deferred tax assets as realization of the assets is not assured.

8.       SUBSEQUENT EVENT

         On March 15, 2001, the Company completed a merger with Neo Modern Entertainment Corp., a publicly held company ("Neo Modern"), pursuant to an Agreement and Plan of Merger dated October 17, 2000 (the "Merger Agreement"). In conjunction with the terms of the Merger Agreement, Neo Modern changed its name to Chinawe.com Inc. and each outstanding share of Chinawe common stock was converted into 2,876.4565 shares of the Neo Modern common stock. This transaction has been recorded as an acquisition of Neo Modern by Chinawe and a recapitalization of Chinawe. Had the merger been completed on January 1, 2000, the Company would have had average common shares outstanding for the year ended December 31, 2000 of 28,764,565, and net loss per common share for 2000 would have been RMB.04 and less than $.01 per share.





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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CHINAWE.COM INC.



Date: May 24, 2001                           By:/s/ Man Ying Ken Wai
                                                --------------------
                                                 Man Ying Ken Wai
                                                 Vice President








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